LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED FEBRUARY 14, 2014

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION,

EACH DATED MAY, 1, 2013, OF

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Effective as of May 1, 2014, the fund’s investment objective is to maximize total return. There is no change in the fund’s principal investment strategies.

Please retain this supplement for future reference.

WASX016160